                                                                   EXHIBIT 10.63


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW, AND SHALL NOT BE: (1) SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED FOR CONSIDERATION, BY THE HOLDER, EXCEPT UPON THE ISSUANCE TO THE COMPANY OF AN OPINION OF ITS COUNSEL AND/OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, IN EITHER CASE TO THE EFFECT THAT ANY SUCH TRANSFER FOR CONSIDERATION SHALL NOT REQUIRE REGISTRATION UNDER THE ACT <OR RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION> UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW; OR (2) TRANSFERRED WITHOUT CONSIDERATION BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF AN OPINION OF ITS COUNSEL OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EITHER CASE TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT REQUIRE REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW.


                                     WARRANT

Date of Issuance: March 18, 2002                  Certificate No. W-____________


         FOR VALUE RECEIVED, Horizon Medical Products, Inc., a Georgia corporation (the "Company"), hereby grants to Standard Federal Bank, National Association, acting by and through LaSalle Business Credit, Inc., as its agent (the "Registered Holder") the right to purchase from the Company the number of shares of the Common Stock of the Company ("Exercise Shares") equal to six tenths of a percent (.6%) of the Company's Common Stock outstanding at the Exercise Time on a Fully Diluted Basis at a per share purchase price of $0.01 (the "Exercise Price"). The amount and kind of securities purchasable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

         All capitalized terms used in this Warrant, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement (as defined in Section 6 hereof) and such definitions shall survive any termination of the Loan Agreement.

         This Warrant is subject to the following provisions:

         Section 1.   Exercise of Warrant.

                  1A. Exercise Period. The Registered Holder may exercise, in whole or in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after the date hereof; provided, however, that this Warrant shall expire to the extent then unexercised as of 5:00 p.m., prevailing eastern time, on March 18, 2012 (the "Exercise Period"). The Company shall give the Registered Holder written notice of the termination of the Exercise Period at least 30 days but not more than 90 days prior to the end of the Exercise Period.

                  1B.      Exercise Procedure.
                           ------------------

                  (i) The right to acquire Common Stock represented by this Warrant will be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

                           (a) a completed Exercise Agreement, as described in
                  paragraph 1C below and set forth hereto as Exhibit A, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser") below;

                           (b) this Warrant;

                           (c) if this Warrant is not registered in the name of
                  the Purchaser, an Assignment or Assignments in the form set forth in Exhibit B hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder will have complied with the provisions set forth in Section 8 hereof;

                           (d) a check payable to the Company, or a wire
                  transfer of immediately available funds to an account specified by the Company, in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock purchased upon such exercise (the "Aggregate Exercise Price"); provided, however, that the Registered Holder may exercise this Warrant in whole or in part by the surrender of this Warrant to the Company, with a duly executed Exercise Agreement marked to reflect "Net Issue Exercise" and specifying the number of shares of Common Stock to be purchased and upon such Net Issue Exercise, the Registered Holder shall be entitled to pay the exercise price for Common Stock to be purchased hereunder, valued at Fair Market Value less the Exercise Price thereof.

                  (ii) Certificates representing Common Stock purchased upon exercise of any portion of this Warrant will be delivered by the Company to the Purchaser within five (5) business days after the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and will deliver such new Warrant at the Exercise Time to the Person designated for delivery in the Exercise Agreement.

                  (iii) Common Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

                  (iv) The issuance of certificate(s) representing Common Stock upon exercise of this Warrant will be made without charge to the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Common Stock.

                  (v) The Company will not close its books against the transfer of this Warrant or any Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                  (vi) The Company shall assist and cooperate with any Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

                  (vii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock issuable upon the exercise of this Warrant and all other outstanding warrants. All Common Stock which is so issuable shall, when issued, be duly and validly issued and, upon payment of the Exercise Price therefor, shall be fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be reasonably necessary to assure that all such Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Common Stock is listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

                  1C. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement will be substantially in the form set forth in Exhibit A hereto, except that if the Common Stock is not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement will also state the name of the Person to whom the certificates for the Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all of the Common Stock purchasable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement will be dated the actual date of execution thereof.

                  1D. Fractional Shares. If a fractional share of Common Stock would, but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company will, within five Business Days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the Current Market Value of such fractional share as of the date of the Exercise Time.

         Section 2. Adjustment of Number of Exercise Shares. In order to prevent dilution of the rights granted under this Warrant, the number of Exercise Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

                  2A. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased.
                  2B. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or other assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance satisfactory to the Registered Holder of this Warrant) to insure that the Registered Holder of this Warrant shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be), the number of shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities, cash or other assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the Registered Holder of this Warrant) with respect to such holders' rights and interests to insure that provisions of this
Section 2 and Sections 3 and 4 hereof will thereafter be applicable to the Warrants. The Company will not effect any such Organic Change, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holder of this Warrant), the obligation to deliver to such holder such shares of stock, securities, cash or other assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  2C. Adjustment of Number of Exercise Shares upon Issuance of Shares of Common Stock or Stock Equivalents. If and whenever an or after the Closing Date, the Company issues or sells, or in accordance with paragraph 2D is deemed to have issued or sold, any shares of Common Stock for a consideration per share of Common Stock less than the Fair Market Value per share of Common Stock at the time of such issue or sale (not including the issuance of shares of Common Stock pursuant to exercise of this Warrant), then upon such issue or sale, the Exercise Shares will be increased by multiplying such number by a fraction, (A) the numerator of which is the Fair Market Value per share of Common Stock at the time of such issue or sale and (B) the denominator of which is the amount determined by dividing (a) the sum of (1) the product derived by multiplying the Fair Market Value per share of Common Stock at the time of such issue or sale times the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to such issue or sale, plus (2) the aggregate consideration, if any, received by the Company upon such issue or sale, by (b) the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately after such issue or sale.

                  2D. Effect on Exercise Shares of Certain Events. For purposes of determining the adjusted Exercise Shares of Common Stock under paragraph 2C above, the following will be applicable:

                           (i)      Issuance of Stock  Equivalents.  If the
Company in any manner grants or issues Stock Equivalents (other than other warrants issued on or about the date hereof contemplated by the Purchase Agreement and the lowest price per share of Common Stock for which any one share of Common Stock of the Company or analogous economic right is issuable upon the exercise of any such Stock Equivalent is less than the Fair Market Value at the time of the granting or issuing of such Stock Equivalent, then such shares of Common Stock will be deemed to have been issued and sold by the Company for such price per share of Common Stock. For purposes of this paragraph, the "lowest price per share of Common Stock for which any one share of Common Stock or analogous economic right is issuable" will be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock or analogous economic right upon the exercise of the Stock Equivalent (whether by conversion, exchange or otherwise) or other similar indication of the price per share of Common Stock as of the time of granting (such as the floor value for stock appreciation rights). No further adjustment of the Exercise Shares will be made upon the actual issue of such, shares of Common Stock or upon the exercise of any rights under the Stock Equivalents.

                           (ii)     Change in Option Price or Conversion  Rate.
If the purchase price provided for in any Stock Equivalent, the additional consideration, if any, payable upon the issue, conversion or exchange of any Stock Equivalent, or the rate at which any Stock Equivalent is convertible into or exchangeable for shares of Common Stock changes at any time, the Exercise Shares in effect at the time of such change will be readjusted to the Exercise Shares which would have been in effect at such time had such Stock Equivalent still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case inay be, at the time initially granted, issued or sold; provided that if such adjustment would result in a decrease in the Exercise Shares then in effect, such adjustment will not be effective until thirty (30) days after written notice thereof has been given by the Company to all holders of this Warrant.

                           (iii)    Treatment of Expired and  Unexercised
Stock Equivalents. Upon the expiration of any Stock Equivalent or the termination of any right to convert or exchange any Stock Equivalent without the exercise of such Stock Equivalent, the Exercise Shares then in effect will be adjusted to the Exercise Shares which would have been in effect at the time of such expiration or termination had such Stock Equivalent, to the extent outstanding immediately prior to such expiration or termination, never been issued, provided that if such expiration or termination would result in a decrease in the Exercise Shares then in effect, such decrease shall not be effective until thirty (30) days after written notice thereof has been given to all holders of this Warrant.

                           (iv)     Calculation of Consideration  Received.
If any shares of Common Stock or Stock Equivalents are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company. In case any shares of Common Stock or Stock Equivalents are issued or sold for a consideration. other than cash, the amount of the consideration other than cash received by the Company will be the Fair Market Value of such consideration. In case any shares of Common Stock or Stock Equivalents are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the Fair Market Value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock or Stock Equivalents, as the case may be.

                           (v)      Integrated  Transactions.  In case any
Stock Equivalent is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Stock Equivalent by the parties thereto, the Stock Equivalent will be deemed to have been issued without consideration.

                           (vi)     Record Date.  If the Company  takes a
record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, or Stock Equivalents or (B) to subscribe for or purchase Common Stock or Stock Equivalents, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such night of subscription or purchase, as the case may be.

                   2E. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall in good faith make such adjustments in the Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant so as to protect the rights of the holders of the Warrant; provided, that no such adjustment will increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 2.

                  2F. Notices.

                  (i) Immediately upon any adjustment of the terms of this Warrant under this Section 2, the Company shall give written notice thereof to the Registered Holder, setting forth the details of such event and the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

                  (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (a) with respect to any dividend or distribution upon the Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  (iii) The Company will also give written notice to the Registered Holder at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

         Section 3. Liquidating Dividends. If this Warrant is then exercisable but has not yet been exercised and the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) in connection with a liquidation of the Company (other than a stock dividend payable in shares of Common Stock) (a "Liquidating Dividend"), then the Company will pay to the Registered Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such Registered Holder on the Common Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

         Section 4. Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered Holder of this Warrant will be entitled to acquire, at a price and upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights (and in no event less than the number of Exercise Shares as adjusted hereunder as of any such date), or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. Nothing in this Section 4 shall permit the Company to grant, issue or sell any Purchase Rights without the prior written consent of the Registered Holder.

         Section 5.    [Reserved]

         Section 6. Definitions. As used herein, the following terms have meanings set forth below:

                  "Appraised Value" shall mean the value of such securities or property as determined for purposes of this Agreement by a recognized appraisal or investment banking firm mutually agreeable to the Registered Holder and the Company.

                  "Common Stock" means the common stock, par value $0.01 per share, of the Company and, except for purposes of the Common Stock obtainable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

                  "Current Market Value" per share of Common Stock on any date herein specified shall be deemed to be the amount equal to: (i) if there shall then be a public market for the Common Stock the average of the daily market prices for shares of Common Stock for 30 consecutive business days (commencing 30 business days before such date), or if there shall have been a public market for fewer than 30 business days, the average of the daily market prices for the actual number of business days (with the "market price," for each such business day being the last sale price on such day on the New York Stock Exchange, or, if the Common Stock is not then listed or admitted to trading on the New York Stock Exchange, on such other principal stock exchange on which such stock is then listed or admitted to trading or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the Common Stock is not then listed or admitted to trading on any stock exchange, the market price for each such business day shall be the last sale price on such day as reported in the National Association of Securities Dealers, Inc. Automated Quotations System, or if the Common Stock is not on the National Market List, the average of the closing reported bid and asked prices on such day in the over-the-counter market, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc., selected by the Company); or (ii) if there shall then be no public market for the Fair Market Value.

                  "Fair Market Value" shall mean, as to all securities not regularly traded in the securities markets and other property, the fair market value of such securities or property as determined in good faith by the Board of Directors of the Company at such time; provided, however, that, at the election of the Registered Holder, the Fair Market Value of such securities and other property will be the Appraised Value.


                  "Fully Diluted Basis" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of Share Equivalents then outstanding (including under this Warrant), regardless of their exercise price or its equivalent.

                  "Loan Agreement" means that certain Loan and Security Agreement dated on or about the date hereof between the Company and Standard Federal Bank National Association, acting by and through LaSalle Business Credit, Inc., as its agent and any successor or assign of either or both of them.

                  "Stock Equivalents" means any option, warrant, right or similar security or claim exercisable into, exchangeable for, or convertible to shares of Common Stock or the economic equivalent value of shares of Common Stock (including, by way of illustration, stock appreciation rights).

                  "Warrants" means this Warrant and all warrants representing portions of the rights under this Agreement.

         Section 7. No Voting Rights; Limitations of Liability. This Warrant will not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

         Section 8. Warrant Transferability. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit B hereto) at the principal office of the Company.

         Section 9. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant will be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

         Section 10. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 11. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant will be in writing and will be delivered personally, sent by reputable express courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such address designated by the Registered Holder in writing.

         Section 12. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may not be amended and the Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the prior written consent of the Registered Holder.

         Section 13. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the internal law, and not the conflicts law, of the State of Georgia.

         Section 14. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS WARRANT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF GEORGIA OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA. EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF GEORGIA AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY

SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


ATTEST:                                 HORIZON MEDICAL PRODUCTS, INC.


By: /s/ Julle F. Lancaster              By: /s/ William E. Peterson, Jr.
   --------------------------              --------------------------------

Title: Vice President, Finance          Title: President
      -----------------------                 -----------------------------

         [CORPORATE SEAL]

                                    EXHIBIT A


                               EXERCISE AGREEMENT


To:  HORIZON MEDICAL PRODUCTS, INC.                        Dated:_______________


         The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

                            ____ Net Issue Exercise



                                Signature:
                                         -------------------------


                                Address:
                                ----------------------------------

                                ----------------------------------

                                    EXHIBIT B


                                   ASSIGNMENT


         FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

         Names of Assignee                  Address           No. of Shares






                                  Signature:
                                            ------------------------------------

                                  Witness:
                                          --------------------------------------